                             Catholic Medical Center
                                       of
                             Brooklyn & Queens, Inc.












                            [insert graphics & logos]



















                           Enterprise Network Contract


* CONFIDENTIAL TREATMENT REQUESTED

                                   DEFINITIONS


56Kb -- A transmission speed of fifty-six thousand bits per second.

BMIS -- Burst Mode Implementation Services. These engineering man-days provided by DAOU at a discounted price when purchased as part of an overall service contract.

CMC -- Catholic Medical Center of Brooklyn and Queens.

CNE -- Certified Novell Engineer. An individual who has been through an industry certification process administered by Novell, Inc. The title indicates a level of understanding of the Netware operating system.

Dial up remote access -- A method of accessing a remote computer network that makes use of telecommunication lines and modems allowing a remote user to connect to a network.

Disk duplexing -- A hardware and software configuration that allows for data redundancy and therefore reduces the risk of data loss in the event of storage system failure.

ECNE -- Enterprise Certified Novell Engineer. An individual who has been through an industry certification process administered by Novell, Inc. The title indicates a level of understanding of the Netware operating system and how it operates in a multi-server environment.

E-mail -- Electronic Mail. An application that allows the addressing and sending of messages electronically from one end user to another.

ESI -- Enterprise Systems, Inc. is a company located in Illinois who has developed materials management software which CMC has installed.

Ethernet -- A network access scheme adhering to the IEEE 802.3 standard.

FDDI -- Fiber Data Distributed Interface. A network access scheme adhering to the ANSI X3T9.5 standard.

First productive use (FPU) Shall be the date on which Customer's operational data is first transmitted across the network and is utilized by Customer in it's day to day operation.

Interconnectivity -- A quality of a network that allows for communication to occur between devices on the network.

Internetworked -- Devices connected by means of a computer network such that they can communicate between each other.

IP -- Internet protocol. A layer three transport protocol developed by the Department of Defense and used by many vendors as a de facto standard.

IP Ping Utility -- A network diagnostic application for testing connections. Ping sends an ICMP echo request to another host. A successful reply from the remote host confirms that network access to that host is available. Ping includes a time stamp for the elapsed time between the sending and receiving of the Ping.


* CONFIDENTIAL TREATMENT REQUESTED

IPX -- Internet Packet Exchange. The native layer three transport protocol for Novell Netware.

LAT -- Local Area Transport. The native layer three transport protocol for Digital Equipment Corporation (DEC).

MACs -- Moves, Adds and Changes. Any regular reconfiguration of patch cores and coding documentation to facilitate users added to the network moved from one location to another in a network or requiring a change in network connectivity.

Netware -- Any of several network operating system versions manufactured by Novell, Inc.

NMS -- DAOU Systems, Inc. Network Management Services.

Novell -- One of several network operating system vendors.

NSE -- Network Systems Engineer.

PC -- Personal Computer. One of any possible configurations of end user workstations that house an intelligent processor (e.g. Compaq Prolinea or Deskpro models).

Products/Services -- Are those products and services as outlined in Schedule A and Schedule B.

RAID -- Redundant Array of Independent Drives. A hardware and software configuration that allows for data redundance and therefore reduces the risk of data loss in the event of storage system failure.

Remote Control -- A network access method that allows a user to take control of a processor that resides on the Local Area Network to which they are attaching and use that processor to run desired applications.

Remote Node -- A network access method that allows a user to establish a connection to the network but still use their own remote processor for running accessed applications.

SMS -- "Shared Medical Systems" hereinafter referred to as SMS. SMS provides to customer applications and services from their corporate headquarters in Malvern, Pa.

SNA -- Systems Network Architecture. The native layer three transport protocol for many systems manufactured by International Business Machines (IBM).

SNE -- Senior Network Engineer.

SNMP -- Simple Network Management Protocol. A network communication protocol that facilitates management of and communication with network devices that support that protocol.

T1 -- A telephone transmission medium with a transfer speed of 1.544 megabits per second (mbps). Normally configured as a dedicated telephone circuit between two facilities

TCP -- Transmission Control Protocol. A layer four protocol developed by the Department of Defense and

Telecom -- Telecommunications. Any of many mechanisms used to communication using digital or analog communication lines.


* CONFIDENTIAL TREATMENT REQUESTED


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Telemedicine -- The use of telecommunications facilities to provide healthcare services at a site other than the provider's physical location.

UNIX -- A multi-tasking network operating system originally developed at University of California at Berkeley but modified by many hardware manufacturers for use with their systems.

Videoconferencing -- The use of telecommunications services to send and receive audio and video signals in support of a meeting.

Virtual LAN -- A concept that refers to the ability to group Local Area Network users logically according to things like department, location, or protocol, even though they are not physically connected to the same network segment.













* CONFIDENTIAL TREATMENT REQUESTED

TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----

EXECUTIVE SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
SCOPE OF PRINCIPLE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . 7
1.   CONSIDERATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -
2.   QUOTATION OF PRICES . . . . . . . . . . . . . . . . . . . . . . . . . . . -
3.   CHARGES AND PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . -
4.   OUT OF POCKET EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . 8
5.   TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
6.   TITLE AND SECURITY INTEREST . . . . . . . . . . . . . . . . . . . . . . . 8
7.   RISK OF LOSS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
8.   MODIFICATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
9.   CANCELLATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
10.  TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
11.  RESTOCKING FEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
12.  CONTACT PERSON. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
13.  DELIVERY SHIPPING DISCREPANCIES . . . . . . . . . . . . . . . . . . . . . 8
14.  IMPLEMENTATION/TRAINING SUPPORT . . . . . . . . . . . . . . . . . . . . . 9
15.  NETWORK ACCEPTANCE/CABLING CERTIFICATION. . . . . . . . . . . . . . . . . 9
16.  PERSONNEL PERFORMANCE GUARANTEE . . . . . . . . . . . . . . . . . . . . . 9
17.  NETWORK PERFORMANCE GUARANTEE . . . . . . . . . . . . . . . . . . . . . . 9
18.  PRODUCT WARRANTIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
19.  SOFTWARE LICENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
20.  CONFIDENTIALITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
21.  DEFAULT/BREACH. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
22.  DISPUTE RESOLUTION. . . . . . . . . . . . . . . . . . . . . . . . . . . .10
23.  ARBITRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
24.  INSURANCE AND LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . .11
25.  PERFORMANCE WARRANTY. . . . . . . . . . . . . . . . . . . . . . . . . . .11
26.  FORCE MAJEURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
27.  THIRD PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
28.  RELATIONSHIP OF PARTIES . . . . . . . . . . . . . . . . . . . . . . . . .11
29.  SURVIVAL CLAUSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
30.  ENTIRE PRINCIPLE AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . .12
31.  SUCCESSORS IN INTEREST. . . . . . . . . . . . . . . . . . . . . . . . . .12
32.  WILLINGNESS TO WORK WITH ALL PARTIES. . . . . . . . . . . . . . . . . . .12
33.  INTERPRETATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
34.  SUBCONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
35.  OCCUPATIONAL SAFETY AND HEALTH ACT: . . . . . . . . . . . . . . . . . . .12
36.  BANKRUPTCY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
37.  LIENS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
38.  PATENTS AND COPYRIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . .13
39.  COMPLIANCE WITH OMNIBUS RECONCILIATION ACT OF 1980. . . . . . . . . . . .13
40.  NOTICES FROM DAOU TO CUSTOMER . . . . . . . . . . . . . . . . . . . . . .13
41.  NOTICES FROM CUSTOMER TO DAOU . . . . . . . . . . . . . . . . . . . . . .14


* CONFIDENTIAL TREATMENT REQUESTED

                              TABLE OF CONTENTS
                                 (CONTINUED)

                                                                            PAGE
                                                                            ----

ATTACHMENT A [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16


ATTACHMENT B [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33


ATTACHMENT C [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36


ATTACHMENT D [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .65


ATTACHMENT E [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .70


ATTACHMENT F [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .73


ATTACHMENT G [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .75


ATTACHMENT G-1 [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .84


ATTACHMENT H [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .86


ATTACHMENT I [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .87


ATTACHMENT J [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .88


ATTACHMENT K [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .90


ATTACHMENT L [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .93


SCHEDULE A [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .94


SCHEDULE B [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 128


SCHEDULE C [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 129


SCHEDULE C-1 [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 130


SCHEDULE D [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 131


SCHEDULE E [*] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 132


* CONFIDENTIAL TREATMENT REQUESTED

--------------------------------------------------------------------------------
                               DAOU SYSTEMS, INC.
                               5120 Shoreham Place
                          San Diego, California  92122
                                 (619) 452-2221

                               Principle Agreement

                                   Contract #

--------------------------------------------------------------------------------

CUSTOMER NAME  :    CATHOLIC MEDICAL CENTER OF BROOKLYN & QUEENS, INC.

ADDRESS        :    88-25 153 STREET

CITY/STATE/ZIP :    JAMAICA, NY  11432

CONTRACT #          :

--------------------------------------------------------------------------------

This Principle Agreement, the term effective _________________, 1996, through _____________________, [*] by and between DAOU Systems, Inc., (hereinafter referred to as "DAOU"), and Catholic Medical Center of Brooklyn & Queens, Inc. and affiliates, with its principle place of business defined above, hereinafter referred to as ("CUSTOMER") sets forth the promises of the parties with respect to the products and services of DAOU which are described in this Principle Agreement. The parties hereto agree as follows:

                                EXECUTIVE SUMMARY

In accordance with this Agreement DAOU has designed and will manage an enterprise-wide communications infrastructure for CUSTOMER. The network consists of fiber optic and unshielded twisted paid cabling for each of the CUSTOMER Sites. As described in Attachment K, active network electronic components, network operating system software and related software for office automation related tasks. This network will provide CUSTOMER with the foundation to build and implement existing and new applications such as electronic mail, remote physician access and integrated voice, video and data for such applications as telemedicine, and video conferencing across the institution. This network structure will allow any assigned used at a personal computer station secure access to any information located on any host or server connected to the network. Any assigned user at a personal computer station will also be able to share files and schedules with, and send email to any other assigned user who is granted the same capabilities on the network. DAOU will supervise the installation of the cabling infrastructure; acquire, test, integrate and install the active network electronic components; network operating software and office automation software into an integrated enterprise wide communications infrastructure. DAOU will further coordinate all activities of third party vendors related to the acquisition of said products and services, including but not limited to, application software companies, suppliers of telecommunications services, hardware and software vendors, necessary to the success of the overall project. DAOU will further manage, support and otherwise assume complete responsiblity for the day to day ongoing operation of the enterprise wide communications infrastructure. This will result in an information delivery system capable of supporting CUSTOMER well into the next century.

SCOPE OF PRINCIPLE AGREEMENT


* CONFIDENTIAL TREATMENT REQUESTED


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

CUSTOMER and DAOU agree that CUSTOMER shall be entitled to procure the products and services made available under the Principle Agreement.

     Attachments & Schedules hereto of this Principle Agreement are made a part hereto of as if fully included in the text.

     Attachment A   [*]
     Attachment B   [*]
     Attachment C   [*]
     Attachment D   [*]
     Attachment E   [*]
     Attachment F   [*]
     Attachment G   [*]
     Attachment G-1 [*]
     Attachment H   [*]
     Attachment I   [*]
     Attachment J   [*]
     Attachment K   [*]
     Attachment L   [*]

     Schedule A     [*]
     Schedule B     [*]
     Schedule C     [*]
     Schedule C-1   [*]
     Schedule D     [*]
     Schedule E     [*]

--------------------------------------------------------------------------------

1.   CONSIDERATION:

For consideration of the Products and Services, as defined in Schedules A and C, CUSTOMER agrees to pay DAOU's fees as set forth in relevant Attachments A-L and Schedules A-E. Any modifications or additions must be approved in writing by both parties.

2.   QUOTATION OF PRICES:

All prices quoted shall remain valid only if CUSTOMER purchase order (including any change orders) is issued within ninety (90) days of the date on which the final quotation was submitted. In addition, DAOU agrees to generate a change order and pass savings on to CUSTOMER if prices quoted are reduced prior to DAOU's ordering of equipment at a rate which is ten percent (10%) or greater. Prior to products being ordered, an inventory of existing products will be completed and the product and prices in Schedule A will be adjusted accordingly.

Network Implementation Services, are based on a fixed price, referenced in Schedule B and for the Scope of Work/Solution Document outlined in Attachment A. Should additional equipment/services be required, for the Scope of Work outlined in Attachment A, it shall be at no additional cost to CUSTOMER.


* CONFIDENTIAL TREATMENT REQUESTED

Network Management Services pricing, as identified in Schedule C, and Network Support Staff Agreement, as identified in Schedule C-1, are [*] and [*]

3.   CHARGES AND PAYMENT:

CUSTOMER shall be invoiced for Products and Services as described in Schedules A-E. All fees to be paid by CUSTOMER, as identified in Payment Milestones in Attachment B, will be invoiced by DAOU to CUSTOMER with payment due net forty-five (45) days.

4.   OUT OF POCKET EXPENSES:

DAOU's Out of Pocket travel expenses as outlined in DAOU's Travel Policy as referenced in Attachment 1 are additional to the purchase price, as listed in Schedules A, B and D, and are to be paid by the CUSTOMER. This is based upon a 10-month implementation schedule, as outlined in Attachment D Work Plan.

5.   TAXES:

CUSTOMER represents that it is exempt from New York State and City Sales and USE taxes. At contract signing the CUSTOMER will provide DAOU with a certificate of exemption.

6.   TITLE AND SECURITY INTEREST:

DAOU reserves, and CUSTOMER grants, a security interest in the products which shall remain in effect for as long as the purchase price of the products remains unpaid.

7.   RISK OF LOSS:

Risk of loss of the Products shall pass to the CUSTOMER upon receipt of delivery of the Products by CUSTOMER at CUSTOMER site.

8.   MODIFICATIONS:

All modifications to this Agreement as well as any Attachments and/or Schedules must be approved in writing by both parties. CUSTOMER will issue a CUSTOMER's purchase order and payment in accordance with Payment Milestones as identified in Attachment B, for any additional Products or Services not identified in Schedules A-E. Should additional equipment/services be required, beyond the Scope of Work outlined in Attachment A, pricing of the equipment/services will be identified in a change order, which will require authorized signatures from both parties, prior to purchase by DAOU. The cost of any additional products required to complete installation pursuant to this Agreement shall be paid for by responsible party.

9.   CANCELLATION:

Either party may cancel this Principle Agreement, with cause, immediately upon written notice, after the Dispute Resolution process has been followed, as defined in Paragraph (22), of the Principle Agreement. If the Agreement is canceled the parties shall meet to determine the amount due for work performed prior to the cancellation and the CUSTOMER shall pay such amount, minus any payments already made or DAOU shall issue a refund to CUSTOMER for payments made in excess of the amounts due subject to Attachment B and Paragraph 23 of this Principal Agreement.


* CONFIDENTIAL TREATMENT REQUESTED

10.  TERMINATION:

Each party may terminate this Principle Agreement without cause, within 10 business days after contract signing, by providing written notice to other party.

11.  RESTOCKING FEES:

Any Restocking Fees for Products charged by the manufacturer or distributor, which is returned at the request of CUSTOMER, without DAOU's fault or negligence, for any desired design changes will be the sole responsibility of the CUSTOMER. CUSTOMER may be denied credit or exchange on Products that are unacceptable for return by manufacturer or distributor.

12.  CONTACT PERSON:

CUSTOMER will appoint a Project Manager who will assist DAOU Project Manager in coordinating delivery and installation of Products and Services described in Schedules A through E. CUSTOMER Project Manager will be available to sign-off all necessary DAOU paperwork required to complete installation process.

13.  DELIVERY SHIPPING DISCREPANCIES:

DAOU will notify CUSTOMER in advance of all Product deliveries and installation dates. DAOU shall not be liable for losses or consequential damages resulting from delays in delivery due to causes beyond its control and without its fault or negligence. CUSTOMER agrees to verify bill of lading for the Products as soon as practical after delivery and to notify DAOU in writing within 7 days of delivery of any shipping discrepancies.

14.  IMPLEMENTATION/TRAINING SUPPORT:

Modifications to the mutually agreed upon Network Implementation and Cabling Project Dates, as defined in Attachment D, shall not be changed without written consent of both parties.

Network training is provided as required through Network Management Services as described in Attachment G. Network training is provided through Network Management Services at no additional cost.

Support is provided through Network Management Services as defined in Attachment G. Existing ESI and ADL Network Support and Maintenance Agreements will be superseded by this Principle Agreement effective, date of commencement of Network Management Services support services.

15.  NETWORK ACCEPTANCE/CABLING CERTIFICATION:

Network Acceptance is defined as when DAOU has demonstrated and documented that the network is functional according to the following criteria:

A.   Connectivity:
1) Any DAOU designed network connected workstation at a site will be able to log on to the local server at that site.

2) Any DAOU designed network connected workstation at that site will be able to connect to the SMS host at Malvern, Pa.


* CONFIDENTIAL TREATMENT REQUESTED

3) Any DAOU designed network connected workstation will be able to connect to any new-network connected host or server and,

B. First Productive Use (FPU): The date on which CUSTOMER's operational data is first transmitted across the network and is utilized by CUSTOMER in it's day to day operation.

Cabling Certification is defined as when each cabling drop is tested, documented, labeled and is provided to CUSTOMER, which states that the cabling requirements meets the criteria as defined in Attachment C.


16.  PERSONNEL PERFORMANCE GUARANTEE:

DAOU guarantees the personnel assigned as Network Management Services personnel will meet the CUSTOMER's expectations of project management. The DAOU Project Manager will supervise all personnel and it's sub-contractors responsible for implementation and training at CUSTOMER site. CUSTOMER may request personnel changes in writing to which DAOU will respond in accordance with Paragraph E, Attachment G within 30 days. DAOU guarantees the same for any work and services provided to CUSTOMER by any sub-contractor contracted by DAOU to provide services to CUSTOMER.

17.  NETWORK PERFORMANCE GUARANTEE:

DAOU guarantees the network will support the maximum number of devices and hardware growth as outlined in Capacity Planning, Attachment E. Any DAOU designed network connected workstation will be able to "ping" the Malvern, PA host within 1 second. This Ping shall be performed at a time when there is no other network traffic. A ping is defined as using a standard 1P Ping utility which will record the time it takes to send and receive a packet from a workstation to the host and back.

18.  PRODUCT WARRANTIES:

A.   WARRANTIES:

DAOU warrants and represents that all goods under this agreement (i) are merchantable, (ii) are fit for their intended purpose, and (iii) do not infringe upon or violate any patent, copyright, trade secret, or other proprietary right of any third party.

DAOU further warrants that it has all rights needed to enter into and ocmplete this Principle Agreement. DAOU will defend, at its own expense, any action or proceeding brought against CUSTOMER based upon a claim that the work performed or any Product supplied pursuant to this Principle Agreement, infringes or violates a patent, copyright, trade secret, trademark, trade name, right of privacy or any other proprietary, personal, of civil right of a third party. DAOU will pay all costs and damages awarded against CUSTOMER in any such action and any expense incurred by CUSTOMER, including reasonable attorneys fees, as a resolute of such action. CUSTOMER reserves the right to terminate this Principle Agreement, in the event of any such claim.

B.   MANUFACTURERS WARRANTIES:

DAOU has included manufacturers warranties as identified as Cabling and Product Warranties in Attachment C.

C.   DISCLAIMER:


* CONFIDENTIAL TREATMENT REQUESTED

CUSTOMER understands and agrees that, with the exception of the Warranties in
Section 18a,. and 18b, his/her sole remedy, and only in the case of failure of Products to perform, shall be limited to repair, replacement or refund of purchase price of products sold.

19.  SOFTWARE LICENSES:

Any and all software purchased by CUSTOMER shall be licensed in accordance with the manufacturer's software licensing policies. CUSTOMER shall indemnify and hold DAOU harmless from any and all violation of software copyright laws and license infringements caused by CUSTOMER's use of such software.

20.  CONFIDENTIALITY:

DAOU and its subcontractors agree to protect the confidentiality of CUSTOMER's proprietary information including, but not limited to, financial information, patient information, clinical practice or management at CUSTOMER's facility. DAOU shall not divulge or disclose to any third parties any information concerning the affairs of the CUSTOMER which may be received by DAOU at any time, unless such information becomes publicly available through no cause of DAOU, unless requested in writing by CUSTOMER.

CUSTOMER agrees to protect the confidentiality of DAOU's proprietary information including but not limited to all drawings, design techniques, contract prices, and improvements provided by DAOU. CUSTOMER will not divulge any portion of the Principle Agreement, or design, not already in the public domain that are deemed confidential shall not be revealed at any time unless such information becomes publicly available through no fault of the CUSTOMER.

[*] DAOU shall not use the CUSTOMER's name in any publication, promotional or written material without the prior written approval of an officer of the CUSTOMER.

21.  DEFAULT/BREACH:

In the event of default by CUSTOMER on any payment which is not in dispute as described in Payment Milestones, Attachment B, CUSTOMER shall pay interest at the rate of eighteen percent (18%) per annum on each such obligation from the day it is due until it is received by DAOU, which is not in dispute. CUSTOMER payment will not be subject to interest if DAOU authorizes in writing a change in payment due date in the event of incomplete installation or delivery by DAOU. In the event of default by DAOU delivered or as otherwise defined herein, DAOU shall not invoice the CUSTOMER for any Product or Service not delivered or as defined in attached proposal.

The occurrence of any of the following shall constitute a breach and material default of this Principle Agreement:

     a. The failure of CUSTOMER to pay or cause to be paid by the due date any monies or charges required by this Principle Agreement to be paid by CUSTOMER, when such failure continues for a period of forty-five (45) days after written notice thereof from DAOU to CUSTOMER

     b. DAOU's failure to adhere to this Principle Agreement, as defined in Attachments and Schedules, also constitutes a material default under this Principle Agreement.

     c. Any act of bankruptcy caused, suffered or permitted by CUSTOMER or DAOU.

22.  DISPUTE RESOLUTION:


* CONFIDENTIAL TREATMENT REQUESTED

In the event that a dispute arises between both parties which cannot be resolved in the normal course of doing business, the following dispute resolution shall be followed:

     a.   If the dispute arises during the installation, then -

          (i) Within five (5) days of a written request by either party, CUSTOMER's Corporate Director of Information Systems and DAOU's Director of Technical Services shall meet and resolve the issue; if these parties cannot resolve the issue within five (5) days of the meeting, then -

          (ii) Within five (5) days of the Directors Meeting or upon DAOU's receipt of notification by CUSTOMER, the issue shall be submitted to DAOU's Sr. Vice President and CUSTOMER's Vice President of Information Systems and a meeting scheduled to resolve the issue. If these parties cannot resolve the issue within fifteen (15) days, then paragraph 23 will be invoked.

If the dispute arises after the installation, the procedure set forth in 22(a)(2) shall be instituted upon fifteen (15) days written request of either party.

23.  ARBITRATION:

Both parties agree that in the event an amicable resolution of dispute is not attained pursuant to Paragraph 22, then both parties agree to submit to arbitration, and both parties are willing to abide by the rulings of the American Arbitration Association. Each party shall bear it's own costs. This paragraph shall survive termination of this Principal Agreement.

24.  INSURANCE AND LIABILITY:

INSURANCE. At all times while this Principle Agreement is in effect, DAOU shall maintain (or cause to be in effect), liability insurance covering negligence of itself and its' subcontractors, with limits of not less than [*] per incident and [*] aggregate. Such insurance shall be obtained from an insurance carrier admitted to do business in the State of New York or from a duly established and funded self-or pooled- insurance program. Any insurance carrier providing such coverage shall give CUSTOMER at least thirty (30) days advance notice of cancellation or material change in any such coverage. DAOU shall not commence performance under this Principle Agreement until it has obtained, at its own expense, all insurance required under this Principle Agreement. DAOU warrants that all required insurance shall be maintained until its work under this Principle Agreement is complete, provided that, if DAOU fulfills any of the insurance requirements set forth herein by the use of claims-made policies.
DAOU warrants that these policies shall be kept in effect for at least three (3) years following completion of its work under this Principle Agreement and if its claims-made policies are canceled during the Term of the Principle Agreement, DAOU will purchase tail coverage for the remainder thereof. DAOU will furnish CUSTOMER with a certificate of insurance within ten (10) business days of the execution of the Principle Agreement.

LIABILITY. DAOU will maintain public liability and property damage insurance in amounts not less than [*] for injury or death to any one person in any one accident or occurrence and not less than [*] per occurrence for damages to property. CUSTOMER shall maintain in force a policy or policies of extended coverage insurance with respect to any products delivered by DAOU but not paid for by CUSTOMER.

25.  PERFORMANCE WARRANTY:


* CONFIDENTIAL TREATMENT REQUESTED

DAOU warrants that all project milestones will be met as defined in Attachment D of this Principle Agreement. In the event a project milestone is not met, CUSTOMER shall be entitled to withhold payment for that project milestone as it relates to entire project. [*]

26.  FORCE MAJEURE:

Neither DAOU nor CUSTOMER shall be responsible for any delay or failure of performance resulting from causes beyond its control without its fault or negligence. If a force majeure event occurs the party being delayed or failing to perform shall promptly notify the other party of the nature of such cause and its reasonably anticipated duration and if either party declares a force majeure event, the parties shall meet as soon thereafter as possible to determine the nature and extent of the event, the expected impact of the event on CUSTOMER's processing capabilities, and a recommended course of action intended to enable CUSTOMER to process its data in the operation of the Facility.

27.  THIRD PARTIES:

This Principle Agreement is between DAOU and CUSTOMER and is not for the benefit of, nor does it vest any rights in, any third party.

28.  RELATIONSHIP OF PARTIES:

DAOU is performing its services and obligations hereunder as an independent contractor. Neither party shall have any rights or authority to create any obligation or responsibility, expressed or implied, on behalf of, or in the name of, the other party, or to bind the other party contractually in any manner whatsoever. Under no circumstances, as a result of this Principle Agreement, shall any employee, agent, or representative of one party be considered an employee, agent, or representative of the other party.

29.  SURVIVAL CLAUSE:

The provisions of this Principle Agreement pertaining to warranties, confidentiality, hold harmless, and proprietary rights shall continue in full force and effect notwithstanding the fact that the CUSTOMER has accepted and paid for any work, services provided or products purchased hereunder.

Each party shall indemnify, defend and hold harmless the other party, its agents and employees from any and all losses, damage, injury, causes of action or liability of any kind whatsoever, including defense cost and reasonable legal fees that are caused by or arise out of any omission, fault, negligence or other misconduct by said party, its officers, employees or agents in connection with this Principle Agreement.

30.  ENTIRE PRINCIPLE AGREEMENT:

This Principle Agreement executed by CUSTOMER and DAOU contains the entire Principle Agreement of the parties relating to its subject matter. There are no promises, representations or undertakings other than as expressly provided herein, and no modification of this Principle Agreement will be binding unless in writing and signed by both parties. CUSTOMER's rights herein may not be assigned to a third party without the prior written consent of DAOU.

Nothing contained in this Principle Agreement shall require CUSTOMER to provide any service or engage in any activity which is not consistent with the Ethical and Religious Directives for Catholic Health Care Services issued by the United States Catholic Conference as interpreted by the Bishop of the Diocese of Brooklyn.


* CONFIDENTIAL TREATMENT REQUESTED

31.  SUCCESSORS IN INTEREST:

Assignment and Sublicenses.  Neither Party has the power nor the right to
(1) assign or transfer this Agreement or any rights granted thereunder, or
(2) delegate any duty under this Agreement without the permission of the other, which permission shall not be unreasonably withheld.

32.  WILLINGNESS TO WORK WITH ALL PARTIES:

DAOU will be required to work with other vendors contracted with the CUSTOMER and may on occasion seek advice and/or support to work with those parties. CUSTOMER shall provide every means possible to promote a spirit of willingness and have the organizations work together and agrees to intervene if necessary.

33.  INTERPRETATION:

This agreement shall in all respects be governed by and construed in accordance with the State of New York. The parties hereto shall submit to the jurisdiction of the federal and state courts located in New York County, New York State for the resolution of disputes arising hereunder.

34.  SUBCONTRACTS:

DAOU reserves the right to subcontract any portion of the work to be performed under this Principal Agreement. DAOU acknowledges responsibility for the conduct and work performed by it's SUBCONTRACTORS.

35.  OCCUPATIONAL SAFETY AND HEALTH ACT:

DAOU agrees that for the purpose of compliance with the requirements of the Occupational Safety and Health Act of 1970, services performed for the CUSTOMER shall be deemed entirely within DAOU's responsibility.

36.  BANKRUPTCY:

Both parties have the right to terminate the Principle Agreement immediately if the other party formally files for Chapter 7 or Chapter 11 bankruptcy protection.

37.  LIENS:

DAOU shall pass Equipment title to the CUSTOMER free and clear of all liens and encumbrances. DAOU agrees to promptly pay and discharge any liens, or claims filed by or, on behalf of any employees, laborers, subcontractors, or Material Suppliers or, in the alternative, to indemnify and hold CUSTOMER harmless from said claims.

38.  PATENTS AND COPYRIGHTS:

If CUSTOMER uses a DAOU or DAOU provided product for purposes beyond those defined in the Scope of Work (Attachment A-E and Schedule A-1), DAOU shall not be liable for any claim based upon the combination, operation, or use of DAOU or DAOU provided products resulting from such usage.

39.  COMPLIANCE WITH OMNIBUS RECONCILIATION ACT OF 1980:


* CONFIDENTIAL TREATMENT REQUESTED

To the extent that Section 952 if the Omnibus Reconciliation Act of 1980, or regulations adopted pursuant thereto are applicable to this agreement, DAOU shall, until the expiration of four (4) years after furnishing of services under this agreement, make available upon the request of the Secretary of Health and Human Services or the Comptroller General or its representative, this agreement, invoices for services rendered hereunder, and the supporting documents and records as may be necessary to verify the nature and costs of this agreement.

40.  NOTICES FROM DAOU TO CUSTOMER:

All written notifications will be sent by DAOU to the CUSTOMER to the attention of the following at the address identified below:

Catholic Medical Center of Brooklyn and Queens, Inc.
Attention:  Legal Department
88-25 153 Street
Jamaica, NY  11432

Catholic Medical Center of Brooklyn and Queens, Inc.
Attention:  Director of Corporate Information Systems
88-15 Woodhaven Blvd.
Woodhaven, NY  11421

NOTICES FROM CUSTOMER TO DAOU:

DAOU Systems, Inc.
Attention:  Contract Administrator
5120 Shoreham Place
San Diego, CA  92122

DAOU Systems, Inc.
Attention:  Vice President Sales, North East Region
5120 Shoreham Place
San Diego, CA  92122







* CONFIDENTIAL TREATMENT REQUESTED

SIGNATURES

--------------------------------------------------------------------------------

I have read, understand, and agree to all the Terms and conditions of sale in this PRINCIPAL AGREEMENT. I also certify that I have the legal authorization to sign on behalf of the owners/principals of the business entity I am representing.

DAOU SYSTEMS, INC.                      CATHOLIC MEDICAL CENTER OF
5120 Shoreham Place                     BROOKLYN & QUEENS, INC.
San Diego, CA  92122                    88-25 153 Street
                                        Jamaica, NY  11432

                                                   /s/
----------------------------------      ----------------------------------
Signature                               Signature

                                                   Daniel J. Rinaldi
----------------------------------      ----------------------------------
Name                                    Name

                                                   Treasurer
----------------------------------      ----------------------------------
Title                                   Title

                                                   6/18/96
----------------------------------      ----------------------------------
Date                                    Date


ST. MARY'S HOSPITAL                     BISHOP MUGAVERO CENTER FOR
OF BROOKLYN                             GERIATRIC CARE
170 Buffalo Avenue                      155 Dean Street
Brooklyn, NY                            Brooklyn, NY

           /s/                                      /s/
----------------------------------      ----------------------------------
Signature                               Signature

           Daniel J. Rinaldi                        Daniel J. Rinaldi
----------------------------------      ----------------------------------
Name                                    Name

           Treasurer                                Treasurer
----------------------------------      ----------------------------------
Title                                   Title

           6/18/96                                  6/18/96
----------------------------------      ----------------------------------
Date                                    Date


* CONFIDENTIAL TREATMENT REQUESTED

CMC OCCUPATIONAL HEALTH SERVICES, P.C.  CMC PROFESSIONAL NURSE REGISTRY, INC.
Building 198                            95-25 Queens Boulevard
JFK International Airport               Suite 136, 10th Floor
Jamaica, NY                             Rego Park, NY


           /s/                                     /s/
----------------------------------      ----------------------------------
Signature                               Signature

           Daniel J. Rinaldi                       Daniel J. Rinaldi
----------------------------------      ----------------------------------
Name                                    Name

           Treasurer                               Treasurer
----------------------------------      ----------------------------------
Title                                   Title

           6/18/96                                 6/18/96
----------------------------------      ----------------------------------
Date                                    Date


CATHOLIC HEALTH SERVICES                ST. JEROMES HEALTH SERVICES CORPORATION
PLAN OF BROOKLYN & QUEENS               740 84th Street
26 Court Street, Suite 1701             Brooklyn, NY
Brooklyn, NY


           /s/                                     /s/
----------------------------------      ----------------------------------
Signature                               Signature

           Daniel J. Rinaldi                       Daniel J. Rinaldi
----------------------------------      ----------------------------------
Name                                    Name

           Treasurer                               Treasurer
----------------------------------      ----------------------------------
Title                                   Title

           6/18/96                                 6/18/96
----------------------------------      ----------------------------------
Date                                    Date




* CONFIDENTIAL TREATMENT REQUESTED

[Attachments A through L]

[Schedules A through E]

[CONFIDENTIAL TREATMENT REQUESTED]